EXHIBIT 32

Certifications of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report on Form 10-QSB of SecureCARE Technologies, Inc. (the "Company") for the period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we the undersigned officers of the Company certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Date:  August 11, 2006        /s/ NEIL BURLEY
                                   ---------------------------------------------
                                   Neil Burley
                                   Interim Chief Executive Officer



     Date:  August 11, 2006        /s/ NEIL BURLEY
                                   ---------------------------------------------
                                   Neil Burley
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)


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